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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): February 27, 2002
                                                         -----------------

                     STRUCTURED ASSET SECURITIES CORPORATION
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                 (Exact name of registrant specified in Charter)

          Delaware                 333-82146                74-2440850
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       (State or other            (Commission              (IRS Employer
       jurisdiction of            File Number)          Identification No.)
       incorporation)

             101 Hudson Street, 33rd Floor
                    Jersey City, NJ                           07302
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       (Address of principal executive offices)             Zip Code

           REGISTRANT'S TELEPHONE, INCLUDING AREA CODE: (212) 526-7000

                                    No Change
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         (Former name and former address, if changed since last report)

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ITEM 5.  Other Events.(1)

         The Registrant registered issuances of Structured Asset Securities Corporation Mortgage Pass-Through Certificates on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by a Registration Statement on Form S-3 (Registration File No. 333-82146) (the "Registration Statement"). Pursuant to the Registration Statement, the Registrant issued $289,654,113.00 in aggregate principal amount Class 1-A, Class 1-AP, Class 1-AX, Class 2-A, Class 2-AP, Class 2-AX, Class B1, Class B2, Class B3, Class B4, Class B5, Class B6 and Class R Certificates of its Structured Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2002-4H on February 27, 2002. This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus, dated February 25, 2002, as supplemented by the Prospectus Supplement, dated February 25, 2002 (the "Prospectus Supplement"), to file a copy of the Trust Agreement (as defined below) executed in connection with the issuance of the Certificates, a form of which was filed as an exhibit to the Registration Statement.

         The Certificates were issued pursuant to a Trust Agreement (the "Trust Agreement"), attached hereto as Exhibit 4.1, dated as of February 1, 2002, among Structured Asset Securities Corporation, as depositor (the "Depositor"), Aurora Loan Services Inc., as master servicer, and JPMorgan Chase Bank, as trustee (the "Trustee"). The "Certificates" consist of the following classes: Class 1-A, Class 1-AP, Class 1-AX, Class 2-A, Class 2-AP, Class 2-AX, Class B1, Class B2, Class B3, Class B4, Class B5, Class B6 and Class R Certificates. The Certificates evidence all the beneficial ownership interest in a trust fund (the "Trust Fund") that consists primarily of two pools of certain fixed rate, conventional, first lien residential mortgage loans (the "Mortgage Loans") with an aggregate outstanding principal balance of approximately $289,654,113.69 as of February 1, 2002. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Trust Agreement.

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(1)  Capitalized terms used but not otherwise defined herein shall have the same meanings ascribed to them in the Prospectus.

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ITEM 7.  Financial Statements; Pro Forma Information and Exhibits.

         (a)  Not applicable.

         (b)  Not applicable.

         (c)  Exhibits:

              1.1 Terms Agreement, dated February 25, 2002, between Structured Asset Securities Corporation, as Depositor and Lehman Brothers Inc., as the Underwriter.

              4.1 Trust Agreement, dated as of February 1, 2002, among Structured Asset Securities Corporation, as Depositor, Aurora Loan Services Inc., as Master Servicer and JPMorgan Chase Bank, as Trustee.

              99.1 Mortgage Loan Sale and Assignment Agreement, dated as of February 1, 2002, between Lehman Brothers Bank FSB, as Seller and Structured Asset Securities Corporation, as Purchaser.

              99.2 Mortgage Loan Sale and Assignment Agreement, dated as of February 1, 2002, between Lehman Capital, A Division of Lehman Brothers Holdings Inc., as Seller and Structured Asset Securities Corporation, as Purchaser.

              99.3 Servicing Agreement, dated as of February 1, 2002, among Lehman Brothers Bank FSB, Lehman Capital, A Division of Lehman Brothers Holdings Inc. and Aurora Loan Services Inc.

              99.4 Reconstituted Servicing Agreement, dated as of February 1, 2002, between Bank of America, N.A. and Lehman Capital, A Division of Lehman Brothers Holdings Inc.

              99.5 Reconstituted Servicing Agreement, dated as of February 1, 2002, between Cendant Mortgage Corporation and Lehman Capital, A Division of Lehman Brothers Holdings Inc.

              99.6 Reconstituted Servicing Agreement, dated as of February 1, 2002, between Countrywide Home Loans, Inc. and Lehman Capital, A Division of Lehman Brothers Holdings Inc.

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              99.7   Reconstituted Servicing Agreement, dated as of February 1,
                     2002, between GMAC Mortgage Corporation and Lehman Brothers Bank FSB.

              99.8 Reconstituted Servicing Agreement, dated as of February 1, 2002, between North American Mortgage Company and Lehman Capital, A Division of Lehman Brothers Holdings Inc.

              99.9 Reconstituted Servicing Agreement, dated as of February 1, 2002, between Suntrust Mortgage, Inc. and Lehman Capital, A Division of Lehman Brothers Holdings Inc.

              99.10 Reconstituted Servicing Agreement, dated as of February 1, 2002, between Waterfield Mortgage Company, Inc. and Lehman Capital, A Division of Lehman Brothers Holdings Inc.

              99.11 Reconstituted Servicing Agreement, dated as of February 1, 2002, between Wells Fargo Home Mortgage, Inc. and Lehman Capital, A Division of Lehman Brothers Holdings Inc.

              99.12 Master Mortgage Loan Purchase and Warranties Agreement, dated as of February 18, 2001, between Lehman Capital, A Division of Lehman Brothers Holdings Inc. and Centre Capital Group, Inc.

              99.13 Master Servicing Agreement, dated as of May 25, 2000, by and between Centre Capital Group, Inc. and Bank of America, N.A.

              99.14 Mortgage Loan Flow Purchase Sale & Servicing Agreement, dated as of February 2, 2001, among National Bank of Commerce, Cendant Mortgage Corporation and Bishop's Gate Residential Mortgage Trust (formerly known as Cendant Residential Mortgage Trust).

              99.15 Assignment, Assumption and Recognition Agreement, dated as of February 8, 2002, by and among Lehman Capital, National Bank of Commerce, Cendant Mortgage Corporation, Bishop's Gate Residential Mortgage Trust (formerly known as Cendant Residential Mortgage Trust).

              99.16  Mortgage Loan Flow Purchase and Warranties Agreement,

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                     dated as of August 1, 2001, among Lehman Brothers Bank FSB,
                     National Bank of Commerce, Central Carolina Bank & Trust, NBC Bank, FSB, First Market Bank and Commerce Finance Company.

              99.17 Flow Sale and Servicing Agreement, dated as of October 1, 2001, between Lehman Brothers Bank FSB and GMAC Mortgage Corporation.

              99.18 Master Servicing Agreement, dated as of April 18, 2000, between Centre Capital Group, Inc. and North American Mortgage Company.

              99.19 Master Servicing Agreement, dated as of May 2000, by and between Centre Capital Group, Inc. and Suntrust Mortgage, Inc.

              99.20 Master Servicing Agreement, dated as of May 25, 2000, by and between Centre Capital Group, Inc. and Waterfield Mortgage Company, Inc.

              99.21 Master Servicing Agreement, dated as of May 1, 2000, by and between Centre Capital Group, Inc. and Wells Fargo Home Mortgage, Inc.

              99.22 Master Servicing Agreement, dated as of March 17, 2000, by and between Centre Capital Group, Inc. and Countrywide Home Loans, Inc.
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       STRUCTURED ASSET SECURITIES CORPORATION

                                       By: /s/ Ellen Kiernan
                                           ---------------------------------
                                           Name:  Ellen Kiernan
                                           Title: Vice President

Date:    March 14, 2002

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                                  EXHIBIT INDEX

Exhibit No.                        Description                          Page No.
-----------                        -----------                          --------

1.1           Terms Agreement, dated February 25, 2002, between
              Structured Asset Securities Corporation, as Depositor and Lehman Brothers Inc., as the Underwriter.

4.1 Trust Agreement, dated as of February 1, 2002, among Structured Asset Securities Corporation, as Depositor, Aurora Loan Services Inc., as Master Servicer and JPMorgan Chase Bank, as Trustee.

99.1 Mortgage Loan Sale and Assignment Agreement, dated as of February 1, 2002, between Lehman Brothers Bank FSB, as Seller and Structured Asset Securities Corporation, as Purchaser.

99.2 Mortgage Loan Sale and Assignment Agreement, dated as of February 1, 2002, between Lehman Capital, A Division of Lehman Brothers Holdings Inc., as Seller and Structured Asset Securities Corporation, as Purchaser.

99.3 Servicing Agreement, dated as of February 1, 2002, among Lehman Brothers Bank FSB, Lehman Capital, A Division of Lehman Brothers Holdings Inc. and Aurora Loan Services Inc.

99.4 Reconstituted Servicing Agreement, dated as of February 1, 2002, between Bank of America, N.A. and Lehman Capital, A Division of Lehman Brothers Holdings Inc.

99.5 Reconstituted Servicing Agreement, dated as of February 1, 2002, between Cendant Mortgage Corporation and Lehman Capital, A Division of Lehman Brothers Holdings Inc.

99.6 Reconstituted Servicing Agreement, dated as of February 1, 2002, between Countrywide Home Loans, Inc. and Lehman Capital, A Division of Lehman Brothers Holdings Inc.

99.7 Reconstituted Servicing Agreement, dated as of February 1, 2002, between GMAC Mortgage Corporation and Lehman
              Brothers Bank FSB.

99.8 Reconstituted Servicing Agreement, dated as of February 1, 2002, between North American Mortgage Company and Lehman Capital, A Division of Lehman Brothers Holdings Inc.

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99.9          Reconstituted Servicing Agreement, dated as of February 1,
              2002, between Suntrust Mortgage, Inc. and Lehman Capital,
              A Division of Lehman Brothers Holdings Inc.

99.10 Reconstituted Servicing Agreement, dated as of February 1, 2002, between Waterfield Mortgage Company, Inc. and Lehman Capital, A Division of Lehman Brothers Holdings Inc.

99.11 Reconstituted Servicing Agreement, dated as of February 1, 2002, between Wells Fargo Home Mortgage, Inc. and Lehman Capital, A Division of Lehman Brothers Holdings Inc.

99.12 Master Mortgage Loan Purchase and Warranties Agreement, dated as of February 18, 2001, between Lehman Capital, A Division of Lehman Brothers Holdings Inc. and Centre Capital Group, Inc.

99.13 Master Servicing Agreement, dated as of May 25, 2000, by and between Centre Capital Group, Inc. and Bank of
              America, N.A.

99.14 Mortgage Loan Flow Purchase Sale & Servicing Agreement, dated as of February 2, 2001, among National Bank of Commerce, Cendant Mortgage Corporation and Bishop's Gate Residential Mortgage Trust (formerly known as Cendant Residential Mortgage Trust).

99.15 Assignment, Assumption and Recognition Agreement, dated as of February 8, 2002, by and among Lehman Capital, National Bank of Commerce, Cendant Mortgage Corporation, Bishop's Gate Residential Mortgage Trust (formerly known as Cendant Residential Mortgage Trust).

99.16 Mortgage Loan Flow Purchase and Warranties Agreement, dated as of August 1, 2001, among Lehman Brothers Bank FSB, National Bank of Commerce, Central Carolina Bank & Trust, NBC Bank, FSB, First Market Bank and Commerce Finance Company.

99.17 Flow Sale and Servicing Agreement, dated as of October 1, 2001, between Lehman Brothers Bank FSB and GMAC Mortgage Corporation.

99.18 Master Servicing Agreement, dated as of April 18, 2000, between Centre Capital Group, Inc. and North American

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              Mortgage Company.

99.19 Master Servicing Agreement, dated as of May 2000, by and between Centre Capital Group, Inc. and Suntrust Mortgage, Inc.

99.20 Master Servicing Agreement, dated as of May 25, 2000, by and between Centre Capital Group, Inc. and Waterfield Mortgage Company, Inc.

99.21 Master Servicing Agreement, dated as of May 1, 2000, by and between Centre Capital Group, Inc. and Wells Fargo Home Mortgage, Inc.

99.22 Master Servicing Agreement, dated as of March 17, 2000, by and between Centre Capital Group, Inc. and Countrywide Home Loans, Inc.